UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                  _____________

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934


                                October 18, 1999
                Date of Report (Date of earliest event reported)



                                  InaCom Corp.
             (Exact name of registrant as specified in its charter)


Delaware                            0-16114                      47-0681813
(State or other                  (Commission                   (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


        10810 Farnam Drive, Suite 200, Omaha Nebraska              68154
          (Address of principal executive offices)              (Zip Code)



               Registrant's telephone number, including area code
                                 (402) 758-3900

Item 5. OTHER EVENTS.

     On October 18, 1999, InaCom Corp. issued a press release announcing the appointment of Gerald A. Gagliardi as President and Chief Executive Officer of InaCom. A copy of the press release is attached as an exhibit to this report.

Item 7.   FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit 99.1      Press Release

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                             INACOM CORP.


October 18, 1999                             /s/ David C. Guenther
                                             ----------------------------
                                             David C. Guenthner
                                             Executive Vice President
                                             and Chief Financial Officer